                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 9, 2001


                           ALLIED PRODUCTS CORPORATION
             (Exact name of registrant as specified in its charter)


DELAWARE                        1-5530                      8-0292230
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
of incorporation)                                           Identification No.)


                10 South Riverside Plaza, Chicago, Illinois 60606
                    (Address of principal executive offices)
                                   (Zip Code)


       Registrant's telephone number, including area code: (312) 454-1020


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS

On October 2, 2000, Allied Products Corporation (the "Company") filed a petition for reorganization in the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division under Chapter 11 of the United States Bankruptcy Code. The Company is filing copies of its monthly United States Trustee reports under cover of Form 8-K in lieu of Forms 10-Q and 10-K.

On October 9, 2001, the Company filed its September monthly United States Trustee report with the bankruptcy court.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          Exhibits

 99.01    United States Trustee Report of the Company for September 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  Allied Products Corporation
                                  (Registrant)


                                  By:  /s/ Richard A. Drexler
                                      -----------------------------
                                       Richard A. Drexler
                                       Chairman, President and Chief
                                       Executive & Financial Officer

Dated:  October 12, 2001